Exhibit 99.1
NATIONWIDE HEALTH PROPERTIES, INC.
REPORTS 2010 SECOND QUARTER RESULTS
•	Completed $194 Million of Investments in the Second Quarter of 2010

•	Raising FFO Guidance on the High End of the Range by $0.08 per Share to $2.25

•	Second Quarter 2010 Revenue Increased 13% Over Second Quarter 2009
NEWPORT BEACH, CA, —(Marketwire– August 2, 2010) — Nationwide Health Properties, Inc. (NYSE: NHP) today announced results of operations for the second quarter ended June 30, 2010. Contemporaneously with this press release, the Company filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010 with the Securities and Exchange Commission.
“We maintained the first quarter momentum with $194 million of investments in the second quarter. The initial yield on the $578 million of investments made in the first six months of the year is 8.5%,” commented Douglas M. Pasquale, NHP’s Chairman and Chief Executive Officer. “Our liquidity position remains strong with $173 million in cash at quarter end and the extension of the maturity date of our $700 million credit facility to December 15, 2011. NHP’s outstanding credit statistics and available capital facilitate our ability to add accretive investments in the coming quarters,” Mr. Pasquale added.

SECOND QUARTER 2010 RESULTS OF OPERATIONS
The following table presents selected unaudited financial information for the second quarter and six months ended June 30, 2010 as compared to the same periods of 2009:
Selected Financial Data
($ in thousands, except per share amounts)

	Three Months Ended June 30,
	2010	2009	$ Change	% Change

Revenue	$109,248	$96,769	$12,479	12.9%
Income from Continuing Operations	$33,011	$34,542	$(1,531)	-4.4%
Net Income Attributable to NHP Common Stockholders	$37,169	$33,299	$3,870	11.6%
Net Income Attributable to NHP Common Stockholders Per Diluted Share	$0.30	$0.31	$(0.01)	-3.2%
Diluted FFO	$68,072	$66,630	$1,442	2.2%
Adjusted Diluted FFO	$69,699	$62,066	$7,633	12.3%
Diluted FFO Per Share	$0.55	$0.61	$(0.06)	-9.8%
Adjusted Diluted FFO Per Share	$0.57	$0.57	$—	0.0%
Diluted FAD	$66,327	$66,242	$85	0.1%
Adjusted Diluted FAD	$67,954	$61,678	$6,276	10.2%
Diluted FAD Per Share	$0.54	$0.61	$(0.07)	-11.5%
Adjusted Diluted FAD Per Share	$0.55	$0.57	$(0.02)	-3.5%

	Six Months Ended June 30,
	2010	2009	$ Change	% Change

Revenue	$211,443	$193,477	$17,966	9.3%
Income from Continuing Operations	$64,073	$63,673	$400	0.6%
Net Income Attributable to NHP Common Stockholders	$68,598	$82,453	$(13,855)	-16.8%
Net Income Attributable to NHP Common Stockholders Per Diluted Share	$0.56	$0.78	$(0.22)	-28.2%
Diluted FFO	$132,263	$128,197	$4,066	3.2%
Adjusted Diluted FFO	$134,638	$123,633	$11,005	8.9%
Diluted FFO Per Share	$1.09	$1.18	$(0.09)	-7.6%
Adjusted Diluted FFO Per Share	$1.11	$1.14	$(0.03)	-2.6%
Diluted FAD	$130,594	$127,668	$2,926	2.3%
Adjusted Diluted FAD	$132,969	$123,104	$9,865	8.0%
Diluted FAD Per Share	$1.08	$1.18	$(0.10)	-8.5%
Adjusted Diluted FAD Per Share	$1.10	$1.14	$(0.04)	-3.5%

NON-GAAP FINANCIAL MEASURES
Diluted Funds From Operations (“FFO”) and Diluted Funds Available for Distribution (“FAD”) are non-GAAP measures that we believe are important to understanding our operations. We believe diluted FFO is an important supplemental measure of operating performance because it excludes the effects of depreciation and amortization and gains (losses) from sales of facilities (both of which are based on historical costs and which may be of limited relevance in evaluating current performance). We believe diluted FAD is an important supplemental measure of operating performance because, like diluted FFO, it excludes the effects of depreciation and amortization and gains (losses) from sales of facilities (both of which are based on historical costs and which may be of limited relevance in evaluating current performance). It also excludes straight-lined rent and other non-cash items that have become more significant for us and our competitors over the last several years. We believe that net income is the most directly comparable GAAP measure to diluted FFO and diluted FAD. Reconciliations between net income and diluted FFO and net income and diluted FAD are included in the accompanying financial data. For guidance, we have also included in the accompanying financial data reconciliations between net income per share and diluted FFO and diluted FAD per share. We have also included adjusted diluted FFO and adjusted diluted FAD amounts which exclude acquisition costs and the recognition of a net gain on re-measurement of equity interest upon acquisition in 2010 and gains on debt extinguishments in 2010 and 2009.
SECOND QUARTER 2010 INVESTMENT ACTIVITY
Investment Activity 2010
($ in thousands)

	Q1	Q2	Q3	YTD
Investment	Total	Total	To Date	Total
Assisted and Independent Living Facilities
Number		5	2	7
Investment		$6,000	$31,000	$37,000
Initial Yield		8.8%	8.0%	8.1%

Skilled Nursing Facilities
Number		11	4	15
Investment		$130,000	$29,000	$159,000
Initial Yield		9.1%	9.8%	9.2%

Medical Office Buildings
Number	33	8		41
Investment	$380,000	$46,000		$426,000
Initial Yield	8.2%	9.3%		8.4%

Total
Number	33	24	6	63
Investment	$380,000	$182,000	$60,000	$622,000
Initial Yield	8.2%	9.1%	8.9%	8.5%
Additionally in the second quarter of 2010, we invested approximately $6.0 million in revenue producing capital expenditures at a blended yield of 8.4% for a total of $10.0 million at a blended yield of 8.4% in the first six months of the year, and funded two unsecured loans totaling $5.5 million at a blended rate of 9.3%.

SECOND QUARTER 2010 FINANCING TRANSACTIONS
At-The-Market Equity Offering Program 2010
(in thousands, except price per share)

	Q1	Q2	Q3	YTD
	Total	Total	To Date	Total

Number of Shares	1,269	3,789	1,655	6,713
Average Price per Share	$35.58	$35.69	$37.03	$36.00
Net Proceeds	$44,673	$133,820	$60,644	$239,137
In June 2010, we exercised our option to extend our $700 million credit facility maturity to December 15, 2011.
Subsequent to June 30, 2010, we paid off $64.3 million of mortgage debt that matured.
2010 GUIDANCE
Guidance for Year Ended December 31, 2010

	Guidance Dates			Change from
	Initial	Q1 Results	Current	Previous
Metric	Guidance	Update	Update	Update
Adjusted Diluted FFO Per Share
High End	$2.09	$2.17	$2.25	$0.08
Low End	$2.05	$2.14	$2.23	$0.09

Adjusted Diluted FAD Per Share
High End	$2.05	$2.13	$2.19	$0.06
Low End	$2.01	$2.10	$2.17	$0.07
Our guidance includes shares issued through our at-the-market equity offering program, mortgage debt payoffs and closed acquisitions and dispositions through August 2, 2010 and excludes any other acquisitions, investments, impairments or capital transactions that may occur in the remainder of 2010.

CONFERENCE CALL INFORMATION
We have scheduled a conference call and webcast on Tuesday, August 3, 2010 at 11:00 a.m. Pacific Time (2:00 p.m. Eastern Time) to discuss these results. The conference call is accessible by dialing 800-573-4752 and referencing conference ID number 96821760 or by logging on to our website at http://www.nhp-reit.com. The international dial-in number is 617-224-4324. The earnings release and any additional financial information that may be discussed on the conference call and webcast will also be available at the same location on our website. A digitized replay of the conference call will be available from 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) that day until 9:00 p.m. Pacific Time (Midnight Eastern Time) on September 3, 2010. Callers can access the replay by dialing 888-286-8010 or 617-801-6888 and entering conference ID number 78550756. Webcast replays will also be available on our website for at least 12 months following the conference call. Our supplemental information package for the quarter ended June 30, 2010 is available on our website, free of charge, at http://www.nhp-reit.com by selecting “Investor Relations” followed by “Financial Information” and is included in our Current Report on Form 8-K filed August 2, 2010 with the SEC also containing this release. Shareholders may receive free of charge a complete set of our audited financial statements upon request.
ABOUT NATIONWIDE HEALTH PROPERTIES, INC.
Nationwide Health Properties, Inc. is a real estate investment trust (REIT) that invests primarily in healthcare real estate in the United States. As of June 30, 2010, the Company’s portfolio of properties, including mortgage loans and properties owned by unconsolidated joint ventures, totaled 628 properties among the following segments: 283 senior housing facilities, 206 skilled nursing facilities, 120 medical office buildings, 11 continuing care retirement communities, 7 specialty hospitals and 1 asset held for sale. For more information on Nationwide Health Properties, Inc., visit our website at http://www.nhp-reit.com.
FORWARD LOOKING STATEMENTS
Certain information contained in this release includes forward-looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not statements of historical facts. These statements may be identified, without limitation, by the use of forward-looking terminology such as “may,” “will,” “anticipates,” “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements. Risks and uncertainties associated with our business include (without limitation) the following: deterioration in the operating results or financial condition, including bankruptcies, of our tenants; non-payment or late payment of rent, interest or loan principal amounts by our tenants; our reliance on one tenant for a significant percentage of our revenue; occupancy levels at certain facilities; our level of indebtedness; changes in the ratings of our debt securities; maintaining compliance with our debt covenants; access to the capital markets and the cost and availability of capital; the effect of healthcare reform legislation or government regulations, including changes in the reimbursement levels under the Medicare and Medicaid programs; the general distress of the healthcare industry; increasing competition in our business sector; the effect of economic and market conditions and changes in interest rates; the amount and yield of any additional investments; risks associated with acquisitions, including our ability to identify and complete favorable transactions, delays or failures in obtaining third party consents or approvals, the failure to achieve perceived benefits, unexpected costs or liabilities and potential litigation; the ability of our tenants to pay contractual rent and/or interest escalations in future periods; the ability of our tenants to obtain and maintain adequate liability and other insurance; our ability to attract new tenants for certain facilities; our ability to sell certain facilities for their book value; our ability to retain key personnel; potential liability under environmental laws; the possibility that we could be required to repurchase some of our senior notes; changes in or inadvertent violations of tax laws and regulations and other factors that can affect our status as a real estate investment trust; and other factors discussed from time to time in our news releases, public statements and/or filings with the Securities and Exchange Commission, especially the “Risk Factors” sections of our Annual and Quarterly Reports on Forms 10-K and 10-Q. Forward-looking information is provided by us pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these factors. We disclaim any intent or obligation to update these forward-looking statements.
Contact:
Abdo H. Khoury
Chief Financial and Portfolio Officer
Nationwide Health Properties, Inc.
(949) 718-4400
***Financial Tables to Follow***

NATIONWIDE HEALTH PROPERTIES, INC.
CONSOLIDATED INCOME STATEMENTS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Revenue:
Triple-net lease rent	$76,236	$72,674	$149,783	$145,961
Medical office building operating rent	27,124	17,437	48,809	34,523

	103,360	90,111	198,592	180,484
Interest and other income	5,888	6,658	12,851	12,993

	109,248	96,769	211,443	193,477
Expenses:
Interest expense	24,452	23,247	48,042	47,319
Depreciation and amortization	33,832	30,617	65,723	61,370
General and administrative	7,384	6,973	14,369	13,904
Acquisition costs	1,627	—	3,070	—
Medical office building operating expenses	10,270	7,128	18,917	13,962

	77,565	67,965	150,121	136,555

Operating income	31,683	28,804	61,322	56,922
Income from unconsolidated joint ventures	1,328	1,174	2,676	2,187
Gain on debt extinguishment	—	4,564	75	4,564

Income from continuing operations	33,011	34,542	64,073	63,673
Discontinued operations:
Gains on sale of facilities, net	3,779	—	3,801	21,152
Income from discontinued operations	232	284	387	634

	4,011	284	4,188	21,786

Net income	37,022	34,826	68,261	85,459
Net loss (income) attributable to noncontrolling interests	147	(75)	337	(102)

Net income attributable to NHP	37,169	34,751	68,598	85,357
Preferred stock dividends	—	(1,452)	—	(2,904)

Income available to NHP common stockholders	$37,169	$33,299	$68,598	$82,453

Basic earnings per share (EPS):
Income from continuing operations attributable to NHP common stockholders	$0.28	$0.32	$0.54	$0.59
Discontinued operations attributable to NHP common stockholders	0.03	—	0.03	0.21

Net income attributable to NHP common stockholders	$0.31	$0.32	$0.57	$0.80

Diluted EPS:
Income from continuing operations attributable to NHP common stockholders	$0.27	$0.31	$0.53	$0.57
Discontinued operations attributable to NHP common stockholders	0.03	—	0.03	0.21

Net income attributable to NHP common stockholders	$0.30	$0.31	$0.56	$0.78

Weighted average shares outstanding for EPS:
Basic	119,883	103,089	118,473	102,724

Diluted	122,599	105,182	121,039	104,797

NATIONWIDE HEALTH PROPERTIES, INC.
RECONCILIATIONS OF NET INCOME TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(Unaudited)
Reconciliation of Net Income to Adjusted Diluted FFO

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009

Net income	$37,022	$34,826	$68,261	$85,459
Preferred stock dividends	—	(1,452)	—	(2,904)
Net loss (income) attributable to noncontrolling interests	147	(75)	337	(102)
Real estate related depreciation and amortization	33,501	30,567	65,046	61,374
Depreciation in income from unconsolidated joint ventures	1,181	1,312	2,420	2,618
Gains on sale of facilities, net	(3,779)	—	(3,801)	(21,152)

FFO available to NHP common stockholders	68,072	65,178	132,263	125,293
Series B preferred dividend add-back	—	1,452	—	2,904

Diluted FFO	68,072	66,630	132,263	128,197
Acquisition costs	1,627	—	3,070	—
Gain on extinguishment of debt	—	(4,564)	(75)	(4,564)
Gain on re-measurement of equity interest upon acquisition, net	—	—	(620)	—

Adjusted diluted FFO	$69,699	$62,066	$134,638	$123,633

Weighted average shares outstanding for diluted FFO:
Diluted weighted average shares outstanding (1)	122,701	105,241	121,146	104,848
Series B preferred stock conversion add-back if not already converted	—	3,368	154	3,363

Fully diluted weighted average shares outstanding	122,701	108,609	121,300	108,211

Diluted FFO per share	$0.55	$0.61	$1.09	$1.18

Adjusted diluted FFO per share	$0.57	$0.57	$1.11	$1.14

Dividends declared per common share	$0.45	$0.44	$0.89	$0.88

Adjusted diluted FFO payout ratio	79%	77%	80%	77%

Adjusted diluted FFO coverage	1.27	1.30	1.25	1.30

(1)
Diluted weighted average shares outstanding includes the effect of all participating and non-participating share-based payment awards which for us consists of stock options and other share-based payment awards if the effect is dilutive. The dilutive effect of all share-based payment awards is calculated using the treasury stock method. Additionally, our redeemable OP units are included as if converted to common stock on a one-for-one basis.

NATIONWIDE HEALTH PROPERTIES, INC.
RECONCILIATIONS OF NET INCOME TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(Unaudited)
Reconciliation of Net Income to Adjusted Diluted FAD

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009

Net income	$37,022	$34,826	$68,261	$85,459
Preferred stock dividends	—	(1,452)	—	(2,904)
Net loss (income) attributable to noncontrolling interests	147	(75)	337	(102)
Real estate related depreciation and amortization	33,501	30,567	65,046	61,374
Gains on sale of facilities, net	(3,779)	—	(3,801)	(21,152)
Straight-lined rent	(3,511)	(1,599)	(5,198)	(3,188)
Amortization of intangible assets and liabilities	150	(48)	91	(271)
Non-cash stock-based compensation expense	1,832	1,837	3,426	3,410
Deferred financing cost amortization	829	756	1,674	1,570
Lease commissions and tenant and capital improvements	(1,066)	(1,343)	(1,703)	(2,069)
Unconsolidated joint ventures:
Real estate related depreciation and amortization	1,181	1,312	2,420	2,618
Straight-lined rent	(1)	(12)	(2)	(23)
Deferred finance cost amortization	22	21	43	42

FAD available to NHP common stockholders	66,327	64,790	130,594	124,764
Series B preferred dividends	—	1,452	—	2,904

Diluted FAD	66,327	66,242	130,594	127,668
Acquisition costs	1,627	—	3,070	—
Gain on extinguishment of debt	—	(4,564)	(75)	(4,564)
Gain on re-measurement of equity interest upon acquisition, net	—	—	(620)	—

Adjusted diluted FAD	$67,954	$61,678	$132,969	$123,104

Weighted average shares outstanding for diluted FAD:
Diluted weighted average shares outstanding (1)	122,701	105,241	121,146	104,848
Series B preferred stock add-back if not already converted	—	3,368	154	3,363

Fully diluted weighted average shares outstanding	122,701	108,609	121,300	108,211

Diluted FAD per share	$0.54	$0.61	$1.08	$1.18

Adjusted diluted FAD per share	$0.55	$0.57	$1.10	$1.14

Dividends declared per common share	$0.45	$0.44	$0.89	$0.88

Adjusted diluted FAD payout ratio	82%	77%	81%	77%

Adjusted diluted FAD coverage	1.22	1.30	1.24	1.30

(1)
Diluted weighted average shares outstanding includes the effect of all participating and non-participating share-based payment awards which for us consists of stock options and other share-based payment awards if the effect is dilutive. The dilutive effect of all share-based payment awards is calculated using the treasury stock method. Additionally, our redeemable OP units are included as if converted to common stock on a one-for-one basis.

NATIONWIDE HEALTH PROPERTIES, INC.
RECONCILIATION OF NET INCOME TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
2010 Guidance Reconciliation of Net Income to Adjusted Diluted FFO and FAD Per Share

	Year Ended December 31, 2010
	Guidance
	Low	High

Net income	$153,069	$155,568
Preferred stock dividends	—	—
Real estate related depreciation and amortization	127,737	127,737
Depreciation in income from unconsolidated joint ventures	4,766	4,766
Net income attributable to noncontrolling interests	(282)	(282)
Gains on sales of facilities, net	(10,783)	(10,783)

FFO available to common stockholders	274,507	277,006
Series B preferred dividends	—	—

Diluted FFO	274,507	277,006
Acquisition costs	3,070	3,070
Gain on extinguishment of debt	(75)	(75)
Gain on re-measurement of equity interest upon acquisition, net	(620)	(620)

Adjusted Diluted FFO	276,882	279,381
Straight-lined rent	(10,784)	(10,784)
Amortization of intangible assets and liabilities	(60)	(60)
Non-cash stock-based compensation expense	6,852	6,852
Deferred financing cost amortization	3,210	3,210
Lease commissions and tenant and capital improvements	(6,407)	(6,407)
Unconsolidated Joint Ventures:
Straight-lined rent	(1)	(1)
Deferred financing cost amortization	85	85

Adjusted Diluted FAD	$269,777	$272,276

Diluted FFO per share	$2.21	$2.23

Adjusted Diluted FFO per share	$2.23	$2.25

Adjusted Diluted FAD per share	$2.17	$2.19

Weighted average shares outstanding:
Diluted weighted average shares outstanding	121,921	121,921
NHP/PMB OP units	2,135	2,135

Total	124,056	124,056

NATIONWIDE HEALTH PROPERTIES, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

	June 30,	December 31,
	2010	2009
	(unaudited)
Assets
Investments in real estate:
Land	$329,203	$318,457
Buildings and improvements	3,505,002	3,088,183

	3,834,205	3,406,640
Less accumulated depreciation	(630,394)	(585,294)

	3,203,811	2,821,346
Mortgage loans receivable, net	200,241	110,613
Mortgage loan receivable from related party	—	47,500
Investments in unconsolidated joint ventures	46,469	51,924

Net real estate related investments	3,450,521	3,031,383
Cash and cash equivalents	172,570	382,278
Receivables, net	7,888	6,605
Asset held for sale	5,601	—
Intangible assets	147,943	93,657
Other assets	152,403	133,152

Total assets	$3,936,926	$3,647,075

Liabilities and Equity
Unsecured senior credit facility	$—	$—
Senior notes	991,633	991,633
Notes and bonds payable	533,525	431,456
Accounts payable and accrued liabilities	133,447	132,915

Total liabilities	1,658,605	1,556,004

Redeemable OP unitholder interests	78,898	57,335

Equity:
NHP stockholders’ equity:
Series B convertible preferred stock	—	51,364
Common stock	12,213	11,432
Capital in excess of par value	2,360,735	2,128,843
Cumulative net income	1,773,877	1,705,279
Accumulated other comprehensive loss	(2,477)	(823)
Cumulative dividends	(1,969,571)	(1,862,996)

Total NHP stockholders’ equity	2,174,777	2,033,099
Noncontrolling interests	24,646	637

Total equity	2,199,423	2,033,736

Total liabilities and equity	$3,936,926	$3,647,075